UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K12B

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard Suite 300

Berywn, PA 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Trinseo S.A.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Introductory Note

On October 8, 2021 at 4:15pm Eastern Standard Time (the “Effective Time”), Trinseo S.A., a Luxembourg public limited company, and Trinseo PLC (formerly known as Trinseo Limited), an Irish public limited company, completed the previously announced merger pursuant to which Trinseo S.A. merged with and into Trinseo PLC (the “Merger”), with Trinseo PLC surviving the Merger. The Merger was effected pursuant to an agreement between Trinseo S.A. and Trinseo Limited entitled the Common Draft Terms of Merger dated as of April 23, 2021 (the “Common Draft Terms of Merger”) and was approved by shareholders at the Trinseo S.A. 2021 annual general meeting. On July 27, 2021, Trinseo Limited was re-registered as an Irish public limited company, or PLC, and thereafter became known as Trinseo PLC.

As a result of the Merger, all of Trinseo S.A.’s outstanding ordinary shares, par value $0.01 per share, excluding treasury shares (the “Trinseo S.A. Ordinary Shares”), were exchanged on a one-for-one basis for newly issued ordinary shares, par value $0.01 per share, of Trinseo PLC (the “Trinseo PLC Ordinary Shares”).

The Trinseo PLC Ordinary Shares have been approved for listing on the New York Stock Exchange (“NYSE”) and, beginning at the opening of trading on NYSE on October 11, 2021, will trade under the symbol “TSE,” the same symbol under which the Trinseo S.A. Ordinary Shares previously traded. In connection with the Merger and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), Trinseo PLC is the successor issuer to Trinseo S.A. and has succeeded to the attributes of Trinseo S.A. as the registrant, including Trinseo S.A’s Commission file number 001-36473. The Trinseo PLC Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act, and Trinseo PLC is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Commission using the same Commission file number previously used by Trinseo S.A. Trinseo PLC hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The CUSIP number for the Trinseo PLC Ordinary Shares is G9059U 107.

Prior to completion of the Merger, the Trinseo S.A. Ordinary Shares were listed on NYSE under the trading symbol “TSE” and were registered under Section 12(b) of the Exchange Act. The Trinseo S.A. Ordinary Shares will be suspended from trading on NYSE prior to the opening of trading on October 11, 2021, and Trinseo S.A. has requested that NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) a notification on Form 25 with respect to the removal of the Trinseo S.A. Ordinary Shares from listing on NYSE and requesting the withdrawal of the registration of Trinseo S.A. Ordinary Shares under Section 12(b) of the Exchange Act. In addition, Trinseo PLC expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Trinseo S.A. Ordinary Shares ten days after the date such Form 25 is filed.

The foregoing summary of the Merger is qualified in its entirety by reference to the full text of the Common Draft Terms of Merger included as Appendix A to Trinseo S.A.’s definitive proxy statement filed with the SEC on April 27, 2021 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Assumption of Certain Trinseo S.A. Obligations to Issue Ordinary Shares.

The information under the heading “Assumption of Certain Trinseo S.A. Obligations to Issue Ordinary Shares” in Item 5.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated into this Item 2.01 by reference.

As provided in the Common Draft Terms of Merger, at the Effective Time, Trinseo S.A. ceased to exist and transferred all of its assets and liabilities by universal succession of title (onder algemene titel) to Trinseo PLC pursuant to the European Communities (Cross-Border Mergers) Regulations 2008 (S.I. No. 157 of 2008) of Ireland, and Directive 2005/56/EC of the European Parliament and of the Council of October 26, 2005 on Cross-Border Mergers of Limited Liability Companies as repealed and codified by Chapter II, Title II of Directive 2017/1132/EU.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures under the Introductory Note are incorporated into this Item 3.02 by reference.

As described above in the Introductory Note, pursuant to the Merger, at the Effective Time holders of Trinseo S.A. Ordinary Shares received, in exchange for such Trinseo S.A. Ordinary Shares, Trinseo PLC Ordinary Shares on a one-for-one basis. The issuance of these securities in connection with the Merger was sanctioned by the High Court of Ireland pursuant to an order issued on October 4, 2021 after a hearing to scrutinize the legality of the Merger at which all holders of Trinseo S.A. Ordinary Shares had a right to appear and of which notice had been given. The issuance of the Trinseo PLC Ordinary Shares described above was exempt from the registration requirements of the Securities Act by virtue of the exemption provided under Section 3(a)(10) thereof.

Item 3.03	Material Modification to the Rights of Security Holders.

The disclosures under the Introductory Note are incorporated into this Item 3.03 by reference.

The rights of holders of Trinseo PLC Ordinary Shares are governed by Trinseo PLC’s Memorandum and Articles of Association which is included as Appendix B to Trinseo S.A.’s definitive proxy statement filed with the SEC on April 27, 2021 and incorporated herein by reference. The description of the Trinseo PLC Ordinary Shares set forth under the caption “Description of Trinseo PLC Shares” beginning on page 23 of Trinseo S.A’s definitive proxy statement filed with the SEC on April 27, 2021 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosures under the Introductory Note are incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Executive Officers and Directors.

Upon completion of the Merger, the directors and executive officers of Trinseo S.A. immediately prior to the completion of the Merger became the directors and executive officers of Trinseo PLC.

(b) Assumption of Certain Trinseo S.A. Obligations to Issue Ordinary Shares.

Effective as of the Effective Time, Trinseo PLC assumed the obligations of Trinseo S.A. in connection with certain equity awards and share based compensation previously granted under the equity incentive plans of Trinseo S.A.

ITEM 8.01	Other Items

On October 8, 2021, Trinseo issued a press release to announce the Merger, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements Exhibits.

Exhibit Number	Description

2.1	Common Draft Terms of Merger dated as of April 23, 2021 between Trinseo S.A., a Luxembourg public company and Trinseo PLC (formerly known as Trinseo Limited), an Irish public limited company (incorporated by reference to Annex A of our definitive proxy statement on Schedule 14A filed on April 27, 2021).

3.1	Memorandum and Articles of Association Trinseo PLC (incorporated by reference to Annex B of our definitive proxy statement on Schedule 14A filed on April 27, 2021).

99.1	Press Release dated October 8, 2021

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

By:	/s/ Angelo Chaclas
Name:	Angelo Chaclas
Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary

Date: October 8, 2021